Document G701

Change Order

Change Order Number: 02
Project: Adicet Therapeutics 1000 Bridge Parkway Redwood City, CA 94065	Date: 7-Feb-22 Architect's Project No:	Owner Architect	□ □

To Contractor: (Name and Address CP Construction a Division of CP Enterprises Newark, CA 94560	Contract Date: 2 April 2021 Contract For: Tenant Improvements	Contractor Field Other	□ □ □

The Contract is changed as follows:

(Include, where applicable, any undisputed amount attributable to previously executed Construction Change Directives)

Vivarium Modifications

Per email correspondence with Charlie Penner on 2/3/22 for the following work:

Demo	$ 2,500.00
Electrical	$ 8,000.00
HVAC & Plumbing	$ 8,500.00
Fire Alarm	$ 2,000.00
Fire Sprinklers	$ 3,000.00
Frame & Drywall	$ 10,000.00
Tape & Paint	$ 4,500.00
Subtotal	$ 38,500.00
10% Profit, Overhead & Insurance	$ 3,850.00
Total	$ 42,350.00

The original Contract Sum was	$ 13,625,700.00
The net change by previously authorized Change Orders	$ 136,400.00
The Contract Sum prior to this Change Order was	$ 13,762,100.00
The Contract Sum will be increased by this Change Order in the amount of	$ 42,350.00
The new Contract Sum including this Change Order will be	$ 13,804,450.00
The Contract will be increased by 30 days
The date of Substantial Completion as of the date of this Change Order therefore is

(Note: This Change Order does not include changes in the Contract Sum, Contract Time or Guaranteed Maximum Price which have been authorized by Construction Change Directive until the cost and time have been agreed upon by both the Owner and Contractor, in which case a Change Order is executed to supersede the Construction Change Directive.)

NOT VALID UNTIL SIGNED BY THE ARCHITECT, CONTRACTOR AND OWNER.

Form4 Architecture, Inc.	CP Construction	Adicet Therapeutics, Inc.
ARCHITECT (Firm Name)	CONTRACTOR (Firm Name)	OWNER (Firm Name)

120 2nd St# 2. San Francisco, CA 94105	6662 Mayhews Landing Rd. Newark, 94560	200 Constitution Dr. Menlo Park, CA 94025
Address	Address	Address

/s/ Paul Ferro	/s/ Leslie Hellewell	/s/ Chen Schor
By (Signature)	By (Signature)	By (Signature)

Paul Ferro	Leslie Hellewell	Chen Schor
Typed Name	Typed Name	Typed Name

March 2, 2022	February 7, 2022	March 18, 2022
Date	Date	Date